Exhibit 10.87

AMENDMENT NO. 2
TO CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 15, 2016, is entered into by and among Ashland Inc., a Kentucky corporation (the “Borrower”), and The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
The Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer and the other Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of June 23, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement;” the terms defined therein being used herein as therein defined);
The Borrower has requested an amendment to the Credit Agreement to cure a defect or error in accordance with the last paragraph of Section 10.01 of the Credit Agreement; and
The Borrower and the Administrative Agent have agreed that the Credit Agreement shall be amended as provided in Section 1 hereof, upon the terms and subject to the conditions set forth herein and effective as of the Amendment No. 2 Effective Date.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments to the Credit Agreement on the Amendment No. 2 Effective Date. The Credit Agreement shall be, effective as of the Amendment No. 2 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
(a)     Section 7.05 of the Credit Agreement shall be amended by replacing the text “or (k)” in the proviso at the end of such Section with the text “, (k) or (l)”.
Section 2.     Conditions to Amendment No. 2 Effective Date. Section 1 of this Amendment shall become effective on and as of the date (the “Amendment No. 2 Effective Date”) that the Administrative Agent or its counsel shall have received the following, each of which shall be electronic transmissions (followed promptly by originals), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(a)     a counterpart of this Amendment, duly executed by the Borrower and the Administrative Agent;
(b)     all expenses required to be paid hereunder and/or pursuant to the Credit Agreement and invoiced at least two Business Days before the Amendment No. 2 Effective Date shall have been paid in full in cash or will be paid in full in cash on the Amendment No. 2 Effective Date; and
(c)     the following representations and warranties of the Borrower shall be true and correct on and as of the Amendment No. 2 Effective Date:

(i)    no Default has occurred and is continuing on and as of the Amendment No. 2 Effective Date; and
(ii)    the representations and warranties of the Borrower set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Amendment No. 2 Effective Date (except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date).
Section 3.     Reference to and Effect on Loan Documents.
(a)     On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)     This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(c)     On and after the Amendment No. 2 Effective Date, the Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.
Section 4.     Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable and documented fees and expenses of a single counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Credit Agreement.
Section 5.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
ASHLAND INC.

/s/ Eric N. Boni
By:___________________________________
Name: Eric N. Boni
Title: Vice President & Treasurer

THE BANK OF NOVA SCOTIA,
as Administrative Agent

/s/ Clement Yu
By:___________________________________
Name: Clement Yu
Title: Director

[Ashland – Amendment No. 2 Signature Page]